EXHIBIT 99.1
In this chart presentation and in related comments by General Motors’ and General Motors Acceptance Corporation’s management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,“may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” “designed,” “impact,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. Other than statements of historical fact, all statements in this chart presentation and in related comments, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on possible future events, and we believe that when we made these judgments they were reasonable, these statements are not guarantees of any events or financial results, and GM’s actual results may differ materially due to numerous important factors that may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring, health care cost reductions and an accelerated attrition program and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of the Corporation’s new products; significant changes in the competitive environment and the effect of competition in the Corporation’s markets, including on GM’s pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; restrictions on GMAC’s and ResCap’s ability to pay dividends and prepay subordinated debt obligations to us; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations and inquiries by the SEC; changes in our accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, including the range of estimates for the Delphi pension benefit guarantees, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees; negotiations and bankruptcy court actions with respect to Delphi’s obligations to GM, negotiations with respect to GM’s obligations under the pension benefit guarantees to Delphi employees, and GM’s ability to recover any indemnity claims against Delphi; labor strikes or work stoppages at GM or its key suppliers such as Delphi or financial difficulties at GM’s key suppliers such as Delphi; additional credit rating downgrades and the effects thereof; our ability to complete the sale of a 51-percent controlling interest in GMAC and the effect of that sale on the results of GM’s and GMAC’s operations and liquidity; other factors affecting financing and insurance operating segments’ results of operations and financial condition such as credit ratings, adequate access to the market, changes in the residual value of off-lease vehicles, changes in U.S. government -sponsored mortgage programs or disruptions in the markets in which its mortgage subsidiaries operate, and changes in its contractual servicing rights; shortages of and price increases for fuel; and changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate. In addition,GMAC’s actual results may differ materially due to numerous important factors that are described in GMAC’s most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to complete the sale of a 51-percent controlling interest in GMAC; significant changes in the competitive environment and the effect of competition in GMAC’s and GM’s markets, including on GMAC’s and GM’s pricing policies;GMAC’s ability to maintain adequate financing sources and an appropriate level of debt; the profitability and financial condition of GM, including changes in production or sales of GM vehicles, risks based on GM’s contingent benefit guarantees and the possibility of labor strikes or work stoppages at GM or at key suppliers such as Delphi; funding obligations under GM and its subsidiaries’ qualified U.S. defined benefits pension plans; restrictions on ResCap’s ability to pay dividends and prepay subordinated debt obligations to GMAC; changes in the residual value of off-lease vehicles; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which GMAC’s mortgage subsidiaries operate; changes in GMAC’s contractual servicing rights; costs and risks associated with litigation; changes in GMAC’s accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of GMAC or GM; the threat of natural calamities; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations. Use of the term “loans” describes products associated with direct and indirect lending activities of GMAC’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to GMAC’s purchase, acquisition or direct origination of various “loan” products. Investors are cautioned not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. REPRODUCTION PROHIBITED GM is recording the remarks and visuals presented today. They are copyrighted by GM and may not be reproduced, transcribed, or distributed in any way without the express written consent of General Motors. Accordingly, attendees at this conference may not be record any portion of its content. We consider your participation to constitute your consent to being recorded today. Reg G Reconciliations Additionally, in accordance with Regulation G, supplemental financial disclosure is included which provides a quantitative reconciliation of non-GAAP financial disclosures addressed in the context of the following chart set to GM’s GAAP financial results and provides definition around non-GAAP terminology addressed. Also GM’s form 8-K filed 4/20/06 for quantitative reconciliations to GAAP. Forward Looking Statements 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserve d 1

Fritz Henderson Vice Chairman & CFO Q1 Financial Review 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 2

Adjusted EPS $(0.94), $(529)M Net Loss more than accounted for by impact of $1B contribution related to GM-UAW hourly retiree health care agreement [$681M after-tax, $(1.20) EPS] — Contribution recognized in Q1 due to March 31 court approval and reflected in operating results consistent with future health care savings Reported EPS $(0.57), $(323)M Net Loss including special items — Special items of $206 million mostly related to gain on sale of Suzuki, partially offset by restructuring charges in GMNA, GME and GMLAAM Higher production volumes, improved mix and higher pricing contributed to improved GMNA operating earnings Profitability reported in GME, GMLAAM, GMAP and GMAC Automotive liquidity stronger at $21.6B 2006 First Quarter Highlights 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 3

* Represents GMfunding of Defined Contribution VEBA per GM-UAW hourly retiree health care agreement approved by the courts on 3/31/06; nobenefits from this agreement are included in Q1 2006 results. For reconciliation to GAAP figures, please refer to supplemental charts provided in the Q1 2006 earnings package reviewed on 4/20/06 and posted at the GMInvestor Relations website Memo: 2006 DC VEBA Fav/(Unfav) Contribution $Millions 2005 2006 2005 in 2006* GMNA (1,513) (946) 567 (484) GME (92) 88 180 0 GMLAAM 31 56 25 0 GMAP 70 81 11 0 Total Auto (1,504) (721) 783 (484) GMAC 728 605 (123) 0 Corporate Other (212) (413) (201) (197) Total Net Income (988) (529) 459 (681) EPS (excl. Special Items) $(1.75) $(0.94) $0.81 $(1.20) Worldwide Production (000) 2,204 2,411 207 Global Market Share 13.3% 13.2% (0.1) p.p. First Quarter Adjusted Results — Net Income 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 4

$Millions EPS Adjusted Net Income (529) $(0.94) Special Items (after-tax) Suzuki Gain on Sale 317 0.56 Restructuring Charges/Other (111) (0.19) Total Special Items 206 0.37 Reported Net Income (323) $(0.57) Exclusion of special items useful for: Management to measure operations Comparisons between reporting periods Investors to measure and assess company performance First Quarter Adjustments to Income 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 5

2006 Fav/(Unfav) $Millions 2005 2006 2005 Revenue 25,227 28,531 3,304 Net Income (Loss) (1,513) (946) 567 Memo: DC VEBA included in above 0 (484) (484) Net Margin (6.0)% (3.3)% 2.7 p.p. North America Production Volume (000) 1,182 1,255 73 Market Share 25.2% 23.7% (1.5) p.p. United States Industry SAAR (Mil.) 17.1 17.4 0.3 Market Share 25.4% 23.8% (1.6) p.p. Retail/Fleet Mix — % Fleet 26.9% 30.0% (3.1) p.p. Dealer Inventory (000) 1,243 1,169 74 North America First Quarter Adjusted Results 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 6

Q1 2005 Net Income $(1.5)B DCVEBA Contribution (0.5) Volume & Mix 0.6 Net Price (Including Sales Allowances) 0.5 Q1 2006 Net Income $(0.9)B Q1 2005 vs. Q1 2006 North America Adjusted Net Income 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 7

‘06 ‘05 ‘04 Q1 ‘03 ‘02 ‘01 ‘05 ‘04 ‘03 CY ‘02 ‘01 Drivers of Improvement — New Fullsize Utility — Discontinued Vehicles — Pricing Strategy Net Revenue: Gross Revenue Less Sales Incentives $18,000 $18,500 $19,000 $19,500 $20,000 $20,500 $19,960 $18,948 $18,948 $19,495 $19,228 $19,301 $18,888 $19,430 $19,419 $19,160 $18,880 $18,895 Memo: Vehicle Revenue per Unit excludes such items as impact of daily rental acctg., Service Parts, other outside sales and OnStar For reconciliation to GAAP figures, please refer to supplemental charts provided in the Q1 2006 earnings package reviewed on 4/20/06 and posted at the GMInvestor Relations website Calendar Year First Quarter GMNA Vehicle Revenue Per Unit Reported 20,899 20,321 20,777 20,875 20,540 20,847 21,463 20,411 20,670 20,433 21,372 Rev/Unit 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 8

GME — Restructuring program on track — Q1 2006 improved $180M vs. Q1 2005 — Approx. $600Min annual structural cost savings by 2007 — Continued focus on contribution margin improvement GMLAAM — Industry growth across all markets — Q1 2006 industry up 14% y-o-y — GM share up to 16.9% in Q1 2006 vs. 15.4% in Q1 2005 GMAP — Industry growth across most markets — Q1 2006 industry up 9% y-o-y — GM share up to 6.4% in Q1 2006 vs. 5.0% in Q1 2005 $ Millions Net Income (Adj.) 2003CY 2004CY 2005CY Q12006 GME (248) (691) (357) 88 GMLAAM (329) 60 147 56 GMAP 576 730 583 81 Other Automotive Regions Profitable 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 9

China has demonstrated explosive growth this decade, with industry sales up 170% since 2000 — Recent growth remains strong, with industry up 13% in 2005 following 15% growth in 2004 GMresults in China steadily outpacing industry growth — 35% overall growth in 2005 vs. 2004 — 11.2% market share in 2005, 1.8 p.p. increase vs. 2004 — Year-on-year share increases every quarter in 2005 — China was GM’s second largest market in 2005 China off to a strong start again in 2006 — Industry volume up 33% in Q1 2006 vs. Q1 2005 — GM volume up 76% in Q1 2006, 13.5% GMshare up 3.3 p.p. vs. Q1 2005 China Growth Remains Strong 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 10

$ in Billions (15) (10) (5) 0 5 10 15 20 25 30 Gross Cash 1, 2 Net Liquidity 2 2006 2005 2004 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 (10.6) (12.1) (13.2) (12.4) (12.5) (9.2) (8.2) (7.4) (8.9) 21.6 20.4 19.2 20.2 19.8 23.3 24.5 25.0 23.5 1 Cash, Mkt. Securities & Readily Available VEBA 2 Excluding Financing Operations Automotive liquidity strong at $21.6B including readily-available VEBA Gross/Net Liquidity 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 11

* Excludes GMAC $ Billions Q1 2006 Operating Related Net Income (Automotive and Corp/Other) (0.9) Depreciation and Amortization 1.9 Capital Expenditures (1.3) Change in Receivables, Payables and Inventory (1.6) Pension/OPEB Expense (Net of Payments) 0.6 Proceeds from Asset Sales 2.0 DC VEBA Payable 1.0 Accrued Expenses and Other (0.9) Total Operating — excluding VEBA Withdrawals 0.8 VEBA Withdrawals 2.0 Total Non-Operating Related (1.6) Net Change in Cash and Cash-related 1.2 Managerial Cash Flow Summary* 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 12

2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006

Liquidity & Balance Sheet Summary

- GM has taken numerous steps recently to reduce long-term balance sheet risk and significantly bolster liquidity
- Balance sheet risk managed via:
  - UAW Retiree Health Care Agreement
  - Salaried Retiree Health Care Revisions
  - Salaried Pension Revisions
- Liquidity already strengthened via:
  - Sale of FHI stake – $0.8B realized Q4
  - Sale of Suzuki – $2.0B realized Q1
  - Dividend cut announced Q1 – savings of $0.5B annually
- Additional actions to strengthen liquidity yet to be realized
  - Sale of Isuzu stake - $0.3B to be recognized Q2
  - Sale of 51% interest in GMAC

©2006 General Motors Corporation. All Rights Reserved
13

Transaction Sale of 51% of GMAC common interest by GM to consortium (Certain retail and lease assets retained by GM) GMCash Proceeds Anticipate $14B over 3 years $10B by closing Consortium Investors Cerberus CapitalManagement, L.P. Citigroup Aozora Bank Ltd. Anticipated Closing Fourth Quarter 2006 GMAC Transaction Summary 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 14

De-linked GMAC credit rating preserves value Liquidity benefit: $14B in cash over 3 years, $10B received upfront 49% equity in a stronger GMAC Strong Services Agreements that preserve mutually beneficial historical relationship Significant annual payments to GM GMAC Transaction Benefits to GM 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 15

Resolution of Delphi is top GM priority GM/UAW/Delphi attrition program was a good start All partiesmotivated to find a consensual solution without disruption to GM supply GMhas estimated that it will incur obligations, including those under the Benefit Guarantee, ranging from $5.5B — $12.0B — GM believes that the likely outcome is in the low end of this range The restructuring of Delphi also provides GMwith an opportunity to reduce or eliminate a purchase price premium of about $2B a year Delphi Update 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 16

/ * Before special items (Lower U.S. Share) U.S. Industry Same Volume Impact of Reduced Fleet on Same Revenue/Unit U.S. Inventory Same Net Pricing Better Product Mix Same Current 1/13/06 Outlook Revenue Outlook vs. 1/13 Material Cost Worse Health Care Better Capacity Related Same Other Structural Cost Better Pension Asset Returns Discount Rate Better Current 1/13/06 Outlook Cost Outlook vs. 1/13 Key GMNA Financial Drivers 2006 CY vs. 2005 CY Continue to Expect Significant Improvement in Operating Profitability vs. 2005 CY* Same 2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 17

2006 GM/GMAC Global Relationship Conference F. Henderson May 3, 2006

Summary

- Significant improvement in corporate profitability vs. Q1 2005
- Improved results in GMNA driven by volume, mix, and price
- GME, GMLAAM, GMAP, and GMAC all profitable
- Automotive liquidity stronger at $21.6B
- Overall, good progress; much more work to do

©2006 General Motors Corporation. All Rights Reserved
18